UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 3, 2023
Date of Report (Date of earliest event reported)
QUAKER CHEMICAL CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 001-12019

Pennsylvania	23-0993790
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
901 E. Hector Street
Conshohocken, Pennsylvania 19428
(Address of principal executive offices)
(Zip Code)
(610) 832-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Due to an inadvertent omission, the Consent of Independent Registered Public Accounting Firm (the “Consent”) dated August 3, 2023 and filed as exhibit 23.1 to the Current Report on Form 8-K of Quaker Chemical Corporation (the “Company”) as filed with the U.S. Securities and Exchange Commission on August 3, 2023 (the “Original Filing”) was incorrect. The Consent omitted references to certain of the Company’s Registration Statements on Form S-3 and on Form S-8. A corrected Consent is filed as Exhibit 23.1 attached hereto and does not change any previously reported financial results of operations or any other disclosures contained in the Original Filing.
Item 9.01.    Financial Statements and Exhibits.
The following exhibits are included as part of this report:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

99.1	Updated portions of Quaker Chemical Corporation's 2022 Form 10-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: August 4, 2023	By:	/s/ SHANE W. HOSTETTER
Shane W. Hostetter
Senior Vice President, Chief Financial Officer
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